INCOME TAX EXPENSE (Tables)	12 Months Ended
Dec. 31, 2023
INCOME TAX EXPENSE
Schedule of reconciliation between the effective income tax rate and the PRC statutory income tax rate

	Years Ended December 31,
	2022	2023
PRC statutory tax rate	25%	25%
Tax effect of other expenses that are not deductible in determining taxable profit	(4)%	(1)%
Effect of R&D super deduction	3%	4%
Effect of enacted tax rate change	2%	3%
Effect of change in valuation allowance	(26)%	(31)%
Effective tax rate	0%	0%

Schedule of components of deferred income tax assets and liabilities

	As of December 31,
	2022	2023
Deferred tax assets:
Net loss carryforward	631,139	670,062
Advertising expense carried forward for future deduction	3,928	—
Accrued expenses and payroll payable	22,899	18,967
Provision for impairment of assets	5,597	5,663
Others	260	94
Valuation allowance	(663,823)	(694,786)
Total deferred tax assets	—	—
Deferred tax liabilities:
Total deferred tax liabilities	—	—